SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                    November 9, 2004

GRAY TELEVISION, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	0-13796	58-0285030

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, Atlanta, Georgia		30319

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code                                                             (404) 504-9828

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Failure to Satisfy a Continued Listing Rule or Standard.

     On November 9, 2004, Gray Television, Inc. (“Gray”) notified the New York Stock Exchange (the “NYSE”) that Mr. Ray M. Deaver, a current director, does not qualify as an independent director from November 4, 2004 through December 31, 2004 as defined in Section 303A.02(b)(i) of the NYSE Listed Company Manual. Prior to November 4, 2004, Mr. Deaver did qualify as an independent director under the NYSE rules. However, due to a change in the NYSE’s definition of director independence, which was effective November 4, 2004, Mr. Deaver no longer qualifies as independent for this 58 day period.

     Mr. Deaver is not considered independent under NYSE Section 303A.02(b)(i) because Mr. Deaver was an employee of Gray within the last three years. Prior to November 4, 2004, a director was defined as independent if he had not been employed by Gray within the last twelve months. However, this “look back” period was changed from 12 months to three years under Section 303A.02(b)(i). Mr. Deaver retired from Gray as an employee on December 31, 2001. As a result of Mr. Deaver’s temporary lack of independence, Gray’s Board is now evenly divided with five independent and five non-independent directors. Section 303A.01 of the NYSE Listed Company Manual requires that the Board of Directors of all listed companies have a majority of independent directors. On January 1, 2005, Mr. Deaver will once again be defined as an independent director and at that time Gray’s Board will have six independent directors and four non-independent directors. At that time, Gray will once again be in compliance with the NYSE’s Section 303A.01.

     Gray’s Management Personnel Committee acts as both the nominating/corporate governance and compensation committees of Gray’s Board. Section 303A.04 and Section 303A.05 of the NYSE Listed Company Manual requires that all members of the nominating/corporate governance and compensation committees must be independent. Due to his temporary lack of independence, Mr. Deaver has stepped down as a member of the Management Personnel Committee in order for the committee to remain in compliance with the NYSE’s independence rules concerning this committee. A copy of the notification is hereby attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c)      Exhibits

          99.1      Notification of Mr. Deaver’s lack of independence dated November 9, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC. (Registrant)
Dated: November 9, 2004	By:	/s/ James C. Ryan
James C. Ryan, Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

99.1           Notification of Mr. Deaver’s lack of independence dated November 9, 2004.